Exhibit 10.45

FOURTH AMENDMENT TO CERTAIN

OPERATIVE AGREEMENTS

AND CONSENT

THIS FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS AND CONSENT dated as of November 12, 2001 (this "Amendment") is by and among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Lessee" or the "Construction Agent"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually (in its individual capacity, the "Trust Company"), but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement (hereinafter defined), individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PFG Real Estate Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

W I T N E S S E T H:

WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of August 29, 1997 (as previously amended, the "Participation Agreement) and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $55 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

WHEREAS, the Lessee has requested certain modifications to the Participation Agreement and the other Operative Agreements in connection with the Lessee's request to extend the Construction Period Termination Date respecting that Property (the "Subject Property") more particularly described in Lease Supplement No. 3 dated as of October 18, 1999 between the Lessor and the Lessee to December 1, 2001;

WHEREAS, the Construction Agent has requested the consent of the Lessor and the Agent to (i) the conveyance by the Lessor to Kenneth O. Lester Company, Inc. of a portion of the Subject Property in exchange for the conveyance to the Lessor by Kenneth O. Lester Company, Inc. of a separate parcel of property to be incorporated into the Subject Property and (ii) the execution by the Lessor of that certain First Amendment to Lease Supplement No. 3 dated as of November 13, 2001 between the Lessor and the Lessee, a copy of which is attached hereto as Exhibit A, that certain First Amendment to Memorandum of Lease Agreement and Lease Supplement No. 3 dated as of November 13, 2001 between Lessor and Lessee, a copy of which is attached hereto as Exhibit B, that certain First Amendment to Deed of Trust, Assignment of Leases, Security Agreement and Financing Statement dated as of November 13, 2001, a copy of which is attached hereto as Exhibit C, and such other documents and instruments necessary or desirable in connection with the conveyances and transactions described herein;

WHEREAS, the Construction Agent has requested the consent of the Financing Parties in connection with certain covenants and other agreements and obligations of the Construction Agent under the Agency Agreement and under the other Operative Agreements;

WHEREAS, the Financing Parties have agreed to the requested modifications and consents on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

PART I

PARTICIPATION AGREEMENT

Appendix A to the Participation Agreement is hereby amended to modify the following defined term in its entirety as follows:

"Construction Period Termination Date" shall mean the earlier of (a) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (b) July 31, 2001; provided, with respect to the Property more particularly described in that certain Lease Supplement No. 3 dated as of October 18, 1999, the term "Construction Period Termination Date" shall mean the earlier of the date described in clause (a) of this definition or December 1, 2001.

PART II

CONSENTS

1. The Financing Parties hereby (a) agree to permit the Construction Agent to cause the Completion Date with respect to the Subject Property to occur after July 31, 2001 and (b) agree that the Construction Agent's failure to cause the Completion Date with respect to the Subject Property to occur on or before July 31, 2001 does not violate Sections 2.6(b), (c), (d) or (h) of the Agency Agreement.

2. The Lessor and the Agent (on behalf of the Secured Parties) hereby consent to (i) the conveyance by the Lessor to Kenneth O. Lester Company, Inc. of a portion of the Subject Property in exchange for the conveyance to the Lessor by Kenneth O. Lester Company, Inc. of a separate parcel of property to be incorporated into the Subject Property and (ii) the execution by the Lessor of that certain First Amendment to Lease Supplement No. 3 dated as of November 13, 2001 between the Lessor and the Lessee, a copy of which is attached hereto as Exhibit A, that certain First Amendment to Memorandum of Lease Agreement and Lease Supplement No. 3 dated as of November 13, 2001 between Lessor and Lessee, a copy of which is attached hereto as Exhibit B, that certain First Amendment to Deed of Trust, Assignment of Leases, Security Agreement and Financing Statement dated as of November 13, 2001, a copy of which is attached hereto as Exhibit C, and such other documents and instruments necessary or desirable in connection with the conveyances and transactions described herein.

3. The agreements and consents set forth in this Part II are one-time consents and shall not be construed to be a waiver as to future compliance with any duty, term, condition or covenant set forth in the Agency Agreement or the Construction Agent's or the Lessee's obligation to comply fully with any other duty, term, condition or covenant contained in any of the other Operative Agreements.

PART III

MISCELLANEOUS

1. This Amendment shall be effective upon satisfaction of the following conditions:

(a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent;

(b) receipt by the Agent of an officer's certificate and/or a secretary's certificate of the Lessee (in form and in substance reasonably satisfactory to the Agent) specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of the Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of the Lessee executing this Amendment.

2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

PERFORMANCE FOOD GROUP COMPANY, as the Construction Agent and as the Lessee

By:

Name:

Title:

[signature pages continue]

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1

By:

Name:

Title:

[signature pages continue]

FIRST UNION NATIONAL BANK, as a Holder, as a Lender and as the Agent

By:

Name:

Title:

[signature pages continue]

SUNTRUST BANK, ATLANTA, as a Holder and as a Lender

By:

Name:

Title:

By:

Name:

Title:

[signature pages continue]

HIBERNIA NATIONAL BANK, as a Lender

By:

Name:

Title:

[signature pages end]

EXHIBIT A

FIRST AMENDMENT TO LEASE SUPPLEMENT NO. 3

THIS FIRST AMENDMENT TO LEASE SUPPLEMENT NO. 3, dated as of _______ __, 2001, is to that certain Lease Supplement No. 3 dated as of October 18, 1999 (as amended hereby, the "Lease Supplement") by and between

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1 (the "Lessor"); and

PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Lessee").

RECITALS:

A. The Lessor and the Lessee entered into the Lease Supplement.

B. The Lessor and the Lessee have agreed to amend the Lease Supplement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

A. The Lease Supplement is amended by deleting Schedule 1-C in its entirety and replacing it with a new Schedule 1-C attached hereto and incorporated herein by reference.

B. Except as modified hereby, all of the terms and provisions of the Lease Supplement (and Exhibits) remain in full force and effect.

C. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be required that any single counterpart thereof be signed by all the parties hereto so long as each party signs any counterpart hereof.

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date and year first above written.

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION (formerly First

Security Bank, National Association), not

individually, but solely as the Owner Trustee under

the PFG Real Estate Trust 1997-1

By:

Name:

Title:

PERFORMANCE FOOD GROUP COMPANY

By:

Name:

Title:

EXHIBIT B

Recordation request by

and prepared by:

Moore & Van Allen, PLLC

After recordation return to:

Moore & Van Allen, PLLC (LSJ)

Bank of America Corporate Center

100 North Tryon Street, Floor 47

Charlotte, North Carolina 28202-4003

Attention: Lea Stromire Johnson

FIRST AMENDMENT TO

MEMORANDUM OF LEASE AGREEMENT

AND

LEASE SUPPLEMENT NO. 3

THIS FIRST AMENDMENT TO MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. 3 dated as of _________, 2001, is by and among

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1 (the "Lessor"); and

PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Lessee").

RECITALS:

A. The Lessor and the Lessee executed a Memorandum of Lease Agreement and Lease Supplement No. 3 dated as of October 18, 1999 and recorded in Book 847, Page 180 of the Cecil County, Maryland Registry (the "Memorandum"). All terms not otherwise defined herein shall have the meaning set forth in the Memorandum.

B. The Lessor and the Lessee have agreed to amend the Memorandum as set forth herein.

NOW, THEREFORE, the Lessor and the Lessee hereby agree as follows:

A. Amendment. Schedule 1 of the Memorandum is deleted in its entirety and replaced with a new Schedule 1 attached hereto and incorporated herein by reference.

B. Modifications. Except as hereby modified the terms and conditions of the Memorandum remain in full force and effect.

C. Counterparts. This First Amendment to Memorandum of Lease Agreement and Lease Supplement No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Lessor and the Lessee have executed these presents under seal, all as of the day and year first above written.

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION (formerly First

Security Bank, National Association), not

individually but solely as the Owner Trustee under

the PFG Real Estate Trust 1997-1

By:

Title:

PERFORMANCE FOOD GROUP COMPANY

By:

Title:

STATE OF UTAH )

)

COUNTY OF SALT LAKE )

This instrument was acknowledged before me on __________, 2001, by _________________, ___________________ of WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, on behalf of said banking association, not individually, but solely as Owner Trustee under the PFG Real Estate Trust 1997-1.

Notary Public, State of Utah

Notary's printed name

My commission expires:

STATE OF )

)

COUNTY OF )

This instrument was acknowledged before me on __________, 2001, by ________________, ___________________ of PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation, on behalf of said corporation.

Notary Public, State of _____

Notary's printed name

My commission expires:

Schedule 1

(Legal Description)

EXHIBIT C

Drawn by and when

recorded Mail to:

Moore & Van Allen, PLLC

Bank of America Corporate Center

100 North Tryon Street, Floor 47

Charlotte, North Carolina 28202-4003

Attention: Lea Stromire Johnson

STATE OF MARYLAND FIRST AMENDMENT

TO

COUNTY OF CECIL DEED OF TRUST,

ASSIGNMENT OF LEASES,

SECURITY AGREEMENT

AND

FINANCING STATEMENT

THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FINANCING STATEMENT, dated as of _________, 2001 (the "First Amendment"), is by and among

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually but solely as Owner Trustee under the PFG Real Estate Trust 1997-1 (the "Grantor");

PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation ("Performance");

LEA STROMIRE JOHNSON, a resident of Charlotte, North Carolina (the "Trustee"); and

FIRST UNION NATIONAL BANK, a national banking association, as agent on behalf of the Lenders and the Holders (the "Agent").

RECITALS:

A. The Grantor is indebted to the Lenders and the Holders pursuant to the terms of the Operative Agreements.

B. The obligations of the Grantor and Performance to the Lenders and the Holders under the Operative Agreements are secured in part by a Deed of Trust, Assignment of Leases, Security Agreement and Financing Statement dated as of October 18, 1999, recorded in Book 847, Page 154 recorded in the Cecil County, Maryland Registry covering certain real property of the Grantor located in Cecil County, Maryland as more particularly described on Exhibit A attached thereto and made a part thereof, and the improvements and personal property located thereon (the "Deed of Trust").

C. The Grantor and Performance have requested modifications to the Deed of Trust, including the release of a portion of the real property secured by the Deed of Trust.

D. The Grantor, Performance, the Agent and the Trustee have agreed to certain modifications to the Deed of Trust as set forth herein.

NOW, THEREFORE, the Grantor, Performance, the Agent and the Trustee hereby agree as follows:

A. Additional Land. In consideration of $10.00 in hand well and truly paid by the Grantor and Performance to the Agent before the delivery and sealing of these presents, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor and Performance have granted, bargained, sold, released and conveyed and by these presents do hereby irrevocably grant, bargain, sell, release and convey to the Trustee and to the Trustee's successors and assigns the property described in Exhibit A-1 attached hereto as security for its obligations to the Agent evidenced by the Operative Agreements. As additional security for the Operative Agreements, the Grantor and Performance further assign and grant to the Agent a security interest in (i) any and all items constituting the Accessories located on the property described in Exhibit A-1 attached hereto and (ii) the Rents and Profits of the property described in Exhibit A-1 attached hereto from time to time accruing, reserving only the rights to the Grantor and Performance to collect the same as long as there shall exist no Event of Default. The Deed of Trust is hereby amended to subject the land described in Exhibit A-1 attached hereto to the lien of the Deed of Trust by adding the property described in Exhibit A-1 hereto to Exhibit A to the Deed of Trust.

B. Release of Land. The Agent and the Trustee hereby release the lien of the Deed of Trust on the property described in Exhibit A-2 attached hereto.

C. Representations and Warranties. The Grantor and Performance hereby represent and warrant that the property described in Exhibit A-1 attached hereto, except for property taxes for the fiscal year 1997 which are not yet due and payable, is subject only to those title exceptions set forth on Exhibit B-1 hereto. The Grantor and Performance represent and warrant that all representations and warranties contained in the Deed of Trust are true and correct as of the date hereof. All such representations and warranties pertaining to the Land, Mortgaged Property, Improvements, Accessories and Rents and Profits, by virtue of Paragraph A hereof, are made by the Grantor and Performance with respect to the property described on Exhibit A-1 attached hereto also.

D. References. All references in the Deed of Trust to the Land, the Improvements, the Mortgaged Property, the Accessories and the Rents and Profits shall, by reason of the addition to Exhibit A thereto, include the land described in Exhibit A-1 hereto, any improvements constructed upon such land or any items of personalty located thereon, respectively. The consolidated description of the land described in Exhibit A to the Deed of Trust and the land described in Exhibit A-1 of the First Amendment, less the land described in Exhibit A-2 of the First Amendment, is set forth on Exhibit A-3 hereof, and henceforth all references in the Deed of Trust to the Land shall refer to the Land as described in Exhibit A-3 attached hereto. Except as hereby modified, the terms and conditions of the Deed of Trust (including exhibits thereto) shall remain in full force and effect and shall apply to the land described in Exhibit A-1 attached hereto as if fully set forth herein.

E. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

F. Governing Law. This First Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Maryland.

G. Trustee Execution. The Trustee joins in the execution of this First Amendment for the sole purpose of evidencing her consent to this First Amendment.

IN WITNESS WHEREOF, the Grantor, Performance, the Agent and the undersigned Trustee have executed these presents under seal, all as of the day and year first above written.

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION (formerly First

Security Bank, National Association), not

individually but solely as Owner Trustee under the

PFG Real Estate Trust 1997-1

By_________________________________

Title______________________________

PERFORMANCE FOOD GROUP COMPANY

By

Title

FIRST UNION NATIONAL BANK, N.A.,

as Agent

By

Title

Lea Stromire Johnson

STATE OF UTAH )

)

COUNTY OF SALT LAKE )

This instrument was acknowledged before me on __________, 2001, by _________________, ___________________ of WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, on behalf of said banking association, not individually, but solely as Owner Trustee under the PFG Real Estate Trust 1997-1.

Notary Public, State of Utah

Notary's printed name

My commission expires:

STATE OF )

)

COUNTY OF )

This instrument was acknowledged before me on __________, 2001, by ________________, ___________________ of PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation, on behalf of said corporation.

Notary Public, State of

Notary's printed name

My commission expires:

STATE OF NORTH CAROLINA )

)

COUNTY OF MECKLENBURG )

This instrument was acknowledged before me on ____________, 2001, by _______________, ________________, of FIRST UNION NATIONAL BANK, a national banking association, as Agent.

Notary Public, State of North Carolina

Notary's printed name

My commission expires:

STATE OF NORTH CAROLINA )

)

COUNTY OF MECKLENBURG )

This instrument was acknowledged before me on __________, 2001 by Lea Stromire Johnson, as Trustee.

Notary Public, State of North Carolina

Notary's printed name

My commission expires: